Exhibit 4.2

This SERIES SUPPLEMENT, dated as of March 12, 2025 (this “Supplement”), is by and between CLECO SECURITIZATION II LLC, a limited liability company created under the laws of the State of Louisiana (the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as indenture trustee (the “Indenture Trustee”) for the benefit of the Secured Parties under the Indenture dated as of March 12, 2025 (the “Indenture”), by and between the Issuer and THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee and in its separate capacity as a Securities Intermediary.

PRELIMINARY STATEMENT

Section 9.01 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time enter into an indenture supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of the Energy Transition Bonds and specifying the terms thereof.  The Issuer has duly authorized the creation of the Energy Transition Bonds with an initial aggregate principal amount of $305,000,000 to be known as Series 2025-A Senior Secured Energy Transition Bonds (the “Series 2025-A Energy Transition Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Supplement in order to provide for the Series 2025-A Energy Transition Bonds.

All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise.  In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

GRANTING CLAUSE

With respect to the Series 2025-A Energy Transition Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Series 2025-A Energy Transition Bonds, all of the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to (a) the Energy Transition Property created under and pursuant to the Financing Order U-37213 issued November 27, 2024 (Docket No. U-37213) and the Securitization Act, and transferred by the Seller to the Issuer on the date hereof pursuant to the Sale Agreement (including, to the fullest extent permitted by applicable law, the right to impose, bill, charge, collect and receive the Energy Transition Charges, the right to obtain periodic adjustments to the Energy Transition Charges, and all revenues, collections, claims, rights to payments, payments, money and proceeds arising out of the rights and interests created under the Financing Order), (b) all Energy Transition Charges related to the Energy Transition Property, (c) the Sale Agreement and the Bill of Sale executed in connection therewith and all property and interests in property transferred under the Sale Agreement and the Bill of Sale with respect to the Energy Transition Property and the Series 2025-A Energy Transition Bonds, (d) the Servicing Agreement, the Administration Agreement, the Intercreditor Agreement and any subservicing, agency, administration or collection agreements executed in connection therewith, to the extent related to the Energy Transition Property and the Series 2025-A Energy Transition Bonds, (e) the Collection Account for the Series 2025-A Energy Transition Bonds, all Subaccounts thereof and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time or purchased with funds from the Collection Account and all financial assets and securities entitlements carried therein or credited thereto, (f) all rights to compel the Servicer to file for and obtain periodic adjustments to the Energy Transition Charges in accordance with the Securitization Act and the Financing Order, (g) all of the other property of the Issuer, other than any cash released to the Issuer by the Indenture Trustee semi-annually from earnings on the Capital Subaccount, (h) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute Energy Transition Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property, (i) all payments on or under and all proceeds in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property of any or all of the foregoing, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, payment intangibles, letter-of-credit rights, investment property, commercial tort claims, documents, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, and (j) all payments on or under, and all proceeds in respect of, any or all of the foregoing (the “Trust Estate”), it being understood that the following do not constitute the Trust Estate:  (x) cash that has been released pursuant to the terms of the Indenture, including Section 8.02(e)(x) of the Indenture and, following retirement of all Outstanding Series 2025-A Energy Transition Bonds, pursuant to Section 8.02(e)(xii) of the Indenture, (y) amounts deposited with the Issuer on the Closing Date, for payment of costs of issuance with respect to the Series 2025-A Energy Transition Bonds (together with any interest earnings thereon) or (z) proceeds from the sale of the Series 2025-A Energy Transition Bonds required to pay the purchase price for the Energy Transition Property and paid pursuant to the Sale Agreement and upfront Financing Costs, it being understood that such amounts described in clause (x) and clause (y) above shall not be subject to Section 3.17 of the Indenture.  This Supplement covers the foregoing described portion of the Energy Transition Property described in the Financing Order.1

The foregoing Grant is made in trust to secure the Secured Obligations equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Series 2025-A Energy Transition Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture.  The Indenture and this Supplement constitute a security agreement within the meaning of the Securitization Act and under the UCC to the extent that the provisions of the UCC are applicable hereto.  The Issuer authorizes the Indenture Trustee (but the Indenture Trustee is not required) to file financing statements covering the Trust Estate, either as described above or by using more general terms as permitted by Section 9-504 of the Louisiana UCC; provided, however, that such authorization shall not be deemed an obligation.

The Indenture Trustee, as indenture trustee on behalf of the Holders, acknowledges such Grant and accepts the trusts under this Supplement and the Indenture in accordance with the provisions of this Supplement and the Indenture.

1 La. R.S. 45:1274(D).

SECTION 1.     Designation.  The Series 2025-A Energy Transition Bonds shall be designated generally as the 2025-A Senior Secured Energy Transition Bonds, and further denominated as tranches A-1 through A-2.

SECTION 2.    Initial Principal Amount; Bond Interest Rate; Scheduled Final Payment Date; Final Maturity Date; Required Capital Amount.  The Series 2025-A Energy Transition Bonds of each tranche shall have the initial principal amount, bear interest at the rates per annum (the “Bond Interest Rate”) and shall have the Scheduled Final Payment Dates and the Final Maturity Dates set forth below:

Weighted Average Life	Initial Principal Amount	Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
5.39	$100,000,000	4.680%	December 1, 2034	December 1, 2036
15.53	$205,000,000	5.346%	June 1, 2045	June 1, 2047

The Bond Interest Rate shall be computed by the Issuer on the basis of a 360-day year of twelve 30-day months.

The Required Capital Amount for the Series 2025-A Energy Transition Bonds shall be equal to 0.75% of the initial principal amount thereof.

SECTION 3.     Authentication Date; Payment Dates; Expected Sinking Fund Schedule for Principal; Expected Amortization Schedule; Periodic Interest; Book-Entry Energy Transition Bonds.

(a)         Authentication Date.  The Series 2025-A Energy Transition Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on March 12, 2025 (the “Closing Date”) shall have as their date of authentication March 12, 2025.

(b)         Payment Dates.  The “Payment Dates” for the Series 2025-A Energy Transition Bonds are June 1 and December 1 of each year or, if any such date is not a Business Day, the next Business Day, commencing on December 1, 2025 and continuing until the earlier of repayment of the Series 2025-A Energy Transition Bonds in full and the Final Maturity Date of the Series 2025-A, Tranche A-2 Energy Transition Bonds.

(c)         Expected Sinking Fund Schedule for Principal; Expected Amortization Schedule.  Unless an Event of Default shall have occurred and be continuing and a declaration of acceleration of maturity has occurred and not been withdrawn, on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the holders of the Series 2025-A, Tranche A-1 Energy Transition Bonds, until the Outstanding Amount of the Series 2025-A, Tranche A-1 Energy Transition Bonds thereof has been reduced to zero; and (2) to the holders of the Series 2025-A, Tranche A-2 Energy Transition Bonds, until the Outstanding Amount of the Series 2025-A, Tranche A-2 Energy Transition Bonds thereof has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any tranche on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such tranche of Series 2025-A Energy Transition Bonds to the amount specified in the Expected Amortization Schedule that is attached as Schedule A hereto for such tranche and Payment Date.

(d)         Periodic Interest.  “Periodic Interest” will be payable on each tranche of the Series 2025-A Energy Transition Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Bond Interest Rate and (ii) the Outstanding Amount of the related tranche of Series 2025-A Energy Transition Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related tranche of Series 2025-A Energy Transition Bonds on such preceding Payment Date; provided, however, that, with respect to the initial Payment Date, or if no payment has yet been made, interest on the outstanding principal balance will accrue from and including the Closing Date to, but excluding, the following Payment Date.

(e)       Book-Entry Energy Transition Bonds.  The Series 2025-A Energy Transition Bonds shall be Book-Entry Energy Transition Bonds, and the applicable provisions of Section 2.11 of the Indenture shall apply to the Series 2025-A Energy Transition Bonds.

SECTION 4.     Authorized Denominations.  The Series 2025-A Energy Transition Bonds shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof, except for one bond, which may be a smaller denomination (the “Authorized Denominations”).

SECTION 5.     Delivery and Payment for the Series 2025-A Energy Transition  Bonds; Form of the Series 2025-A Energy Transition Bonds.  The Indenture Trustee shall deliver the Series 2025-A Energy Transition Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture.  The Series 2025-A Energy Transition Bonds of each tranche shall be in the form of Exhibits A and B hereto.

SECTION 6.    Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken and construed as one and the same instrument.  This Supplement amends, modifies and supplements the Indenture only insofar as it relates to the Series 2025-A Energy Transition Bonds.

SECTION 7.     Counterparts.  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 8.     Governing Law.  This Supplement shall be governed by and construed in accordance with the laws of the State of Louisiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 9.     Issuer Obligation.  No recourse may be taken directly or indirectly by the Holders with respect to the obligations of the Issuer on the Series 2025-A Energy Transition Bonds, under the Indenture or this Supplement or any certificate or other writing delivered in connection herewith or therewith, against (a) any owner of a beneficial interest in the Issuer (including Cleco Power) or (b) any shareholder, partner, owner, beneficiary, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a beneficial interest in the Issuer (including Cleco Power) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed.  Each Holder by accepting a Series 2025-A Energy Transition Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series 2025-A Energy Transition Bonds.

SECTION 10.   Indenture Trustee Disclaimer.  The Indenture Trustee is not responsible for the validity or sufficiency of this Supplement or for the recitals contained herein.

SECTION 11.   Submission to Non-Exclusive Jurisdiction; Waiver of Jury Trial.  Each of the Issuer and the Indenture Trustee and each Holder (by its acceptance of the Energy Transition Bonds) hereby irrevocably submits to the non-exclusive jurisdiction of (A) any Louisiana State court and any New York State court sitting in The Borough of Manhattan in The City of New York or (B) any U.S. federal court sitting in Louisiana and any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or Proceeding arising out of or relating to this Supplement and the Series 2025-A Energy Transition Bonds and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts.  Each of the Issuer, the Indenture Trustee and each Holder (by its acceptance of the Energy Transition Bonds) irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CLECO SECURITIZATION II LLC,
as Issuer

By:	/s/ William G. Fontenot
Name:	William G. Fontenot
Title:	President

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ David H. Hill
Name:	David H. Hill
Title:	Vice President

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SCHEDULE A
TO SERIES SUPPLEMENT

EXPECTED SINKING FUND SCHEDULE

Payment Date	Tranche A-1	Tranche A-2
December 1, 2025	$3,213,903.57	$0.00
June 1, 2026	$3,519,569.61	$0.00
December 1, 2026	$5,993,202.27	$0.00
June 1, 2027	$3,767,607.55	$0.00
December 1, 2027	$6,196,166.13	$0.00
June 1, 2028	$4,000,759.87	$0.00
December 1, 2028	$6,434,774.19	$0.00
June 1, 2029	$4,244,951.36	$0.00
December 1, 2029	$6,684,679.78	$0.00
June 1, 2030	$4,500,704.72	$0.00
December 1, 2030	$6,946,417.78	$0.00
June 1, 2031	$4,768,567.39	$0.00
December 1, 2031	$7,220,548.43	$0.00
June 1, 2032	$5,049,112.70	$0.00
December 1, 2032	$7,507,658.49	$0.00
June 1, 2033	$5,342,941.15	$0.00
December 1, 2033	$7,808,362.53	$0.00
June 1, 2034	$5,650,681.66	$0.00
December 1, 2034	$1,149,390.82	$6,973,913.34
June 1, 2035	$0.00	$5,996,216.05
December 1, 2035	$0.00	$8,496,891.47
June 1, 2036	$0.00	$6,383,616.82
December 1, 2036	$0.00	$8,894,647.45
June 1, 2037	$0.00	$6,817,443.92
December 1, 2037	$0.00	$9,289,192.56
June 1, 2038	$0.00	$7,247,974.31
December 1, 2038	$0.00	$9,731,231.03
June 1, 2039	$0.00	$7,701,828.47
December 1, 2039	$0.00	$10,197,216.71
June 1, 2040	$0.00	$8,180,269.95
December 1, 2040	$0.00	$10,688,446.93
June 1, 2041	$0.00	$8,684,630.74
December 1, 2041	$0.00	$11,206,289.30
June 1, 2042	$0.00	$9,216,315.04
December 1, 2042	$0.00	$11,752,185.51
June 1, 2043	$0.00	$9,776,803.06
December 1, 2043	$0.00	$12,327,655.38
June 1, 2044	$0.00	$10,367,655.23
December 1, 2044	$0.00	$12,934,301.03
June 1, 2045	$0.00	$12,135,275.70
Total Payments	$100,000,000.00	$205,000,000.00

EXPECTED AMORTIZATION SCHEDULE

Payment Date	Tranche A-1 Amount	Tranche A-2 Amount
Initial Principal Amount	$100,000,000.00	$205,000,000.00
December 1, 2025	$96,786,096.43	$205,000,000.00
June 1, 2026	$93,266,526.82	$205,000,000.00
December 1, 2026	$87,273,324.55	$205,000,000.00
June 1, 2027	$83,505,717.00	$205,000,000.00
December 1, 2027	$77,309,550.87	$205,000,000.00
June 1, 2028	$73,308,791.00	$205,000,000.00
December 1, 2028	$66,874,016.81	$205,000,000.00
June 1, 2029	$62,629,065.45	$205,000,000.00
December 1, 2029	$55,944,385.67	$205,000,000.00
June 1, 2030	$51,443,680.95	$205,000,000.00
December 1, 2030	$44,497,263.17	$205,000,000.00
June 1, 2031	$39,728,695.78	$205,000,000.00
December 1, 2031	$32,508,147.35	$205,000,000.00
June 1, 2032	$27,459,034.65	$205,000,000.00
December 1, 2032	$19,951,376.16	$205,000,000.00
June 1, 2033	$14,608,435.01	$205,000,000.00
December 1, 2033	$6,800,072.48	$205,000,000.00
June 1, 2034	$1,149,390.82	$205,000,000.00
December 1, 2034	$0.00	$198,026,086.66
June 1, 2035	$0.00	$192,029,870.61
December 1, 2035	$0.00	$183,532,979.14
June 1, 2036	$0.00	$177,149,362.32
December 1, 2036	$0.00	$168,254,714.87
June 1, 2037	$0.00	$161,437,270.95
December 1, 2037	$0.00	$152,148,078.39
June 1, 2038	$0.00	$144,900,104.08
December 1, 2038	$0.00	$135,168,873.05
June 1, 2039	$0.00	$127,467,044.58
December 1, 2039	$0.00	$117,269,827.87
June 1, 2040	$0.00	$109,089,557.92
December 1, 2040	$0.00	$98,401,110.99
June 1, 2041	$0.00	$89,716,480.25
December 1, 2041	$0.00	$78,510,190.95
June 1, 2042	$0.00	$69,293,875.91
December 1, 2042	$0.00	$57,541,690.40
June 1, 2043	$0.00	$47,764,887.34
December 1, 2043	$0.00	$35,437,231.96
June 1, 2044	$0.00	$25,069,576.73
December 1, 2044	$0.00	$12,135,275.70
June 1, 2045	$0.00	$0.00

EXHIBIT A
TO SERIES SUPPLEMENT

FORM OF TRANCHE A-1 OF SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BONDS

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF LOUISIANA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS TRANCHE A-1 SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BOND

No. {_____}	${__________}
Tranche A-1	CUSIP No.: 185516 AA9

THE PRINCIPAL OF THIS SERIES 2025-A, TRANCHE A-1 SENIOR SECURED ENERGY TRANSITION BOND, (THIS “ENERGY TRANSITION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS ENERGY TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS ENERGY TRANSITION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE TRUST ESTATE, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS ENERGY TRANSITION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS ENERGY TRANSITION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS ENERGY TRANSITION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

2

CLECO SECURITIZATION II LLC
SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BONDS, TRANCHE A-1

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
4.680%	$100,000,000.00	December 1, 2034	December 1, 2036

Cleco Securitization II LLC, a limited liability company created under the laws of the State of Louisiana (herein referred to as the “Issuer”), for value received, hereby promises to pay to {__________}, or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each June 1 and December 1 or, if any such day is not a Business Day, the next Business Day, commencing on December 1, 2025 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Energy Transition Bond.  Interest on this Energy Transition Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Energy Transition Bond shall be paid in the manner specified below.

The principal of and interest on this Energy Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Energy Transition Bond shall be applied first to interest due and payable on this Energy Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Energy Transition Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this Energy Transition Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: {__________}, 20{__}	CLECO SECURITIZATION II LLC,
as Issuer

By:
Name:
Title:

Signature Page to Tranche A-1 Global Note

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Date: {__________}, 20{__}

This is one of the Series 2025-A, Tranche A-1 Senior Secured Energy Transition Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

Signature Page to Tranche A-1 Global Note

This Senior Secured Energy Transition Bond, Series 2025-A, tranche A-1 is one of a duly authorized issue of Series 2025-A Senior Secured Energy Transition Bonds of the Issuer (herein called the “Series 2025-A Bonds”), which Series are issuable in one or more tranches.  The Series 2025-A Bonds consist of two tranches, including the Tranche A-1 Series 2025-A Senior Secured Energy Transition Bonds, which include this Senior Secured Energy Transition Bond (herein called the “Tranche A-1 Energy Transition Bonds”), all issued and to be issued under that certain Indenture dated as of March 12, 2025 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Series 2025-A Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of March 12, 2025 between the Issuer and the Indenture Trustee.  All terms used in this Tranche A-1 Energy Transition Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All tranches of the Series 2025-A Bonds are equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-1 Energy Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series 2025-A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Series 2025-A Bonds have declared the Series 2025-A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Tranche A-1 Energy Transition Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Series 2025-A Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Series 2025-A Bonds representing a majority of the Outstanding Amount of the Series 2025-A Bonds have declared the Series 2025-A Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Tranche A-1 Energy Transition Bonds shall be made pro rata to the Holders of the Tranche A-1 Energy Transition Bonds entitled thereto based on the respective principal amounts of the Tranche A-1 Energy Transition Bonds held by them.

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Payments of interest on this Tranche A-1 Energy Transition Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-1 Energy Transition Bond (or one or more Predecessor Tranche A-1 Energy Transition Bonds) on the Energy Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Energy Transition Bond evidencing this Tranche A-1 Energy Transition Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-1 Energy Transition Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Energy Transition Bond evidencing this Tranche A-1 Energy Transition Bond unless and until such Global Energy Transition Bond is exchanged for Definitive Energy Transition Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-1 Energy Transition Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Energy Transition Bond Register as of the applicable Record Date without requiring that this Tranche A-1 Energy Transition Bond be submitted for notation of payment.  Any reduction in the principal amount of this Tranche A-1 Energy Transition Bond (or any one or more Predecessor Tranche A-1 Energy Transition Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-1 Energy Transition Bond and of any Tranche A-1 Energy Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-1 Energy Transition Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-1 Energy Transition Bond and shall specify the place where this Tranche A-1 Energy Transition Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Tranche A-1 Energy Transition Bond is an “energy transition bond” as such term is defined in the Securitization Act.  Principal and interest on this Tranche A-1 Energy Transition Bond are payable from and secured primarily by the Energy Transition Property authorized by the Financing Order.

The Securitization Act provides that the State of Louisiana and the Legislature of Louisiana “each pledge to and agree with bondholders, the owners of the energy transition property, and other financing parties that, until the financing costs and the energy transition bonds and any ancillary agreements have been paid and performed in full, the state and the Legislature of Louisiana shall not do any of the following:

(a) Alter the provisions of this Part [the Securitization Act] that authorize the commission to create an irrevocable contract right by the issuance of a financing order, to create energy transition property, and to make the energy transition charges imposed by a financing order irrevocable, binding, and nonbypassable charges.

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(b) Take or permit any action that impairs or would impair the value of energy transition property.

(c) Take or permit any action that impairs or would impair the rights and remedies of the issuer, any other assignee, such bondholders or other financing parities, or the security for the energy transition bonds or ancillary agreements.

(d) Except as provided for in this Section [Section 1279 of the Securitization Act] and except for adjustments under any true-up mechanism established by the commission, reduce, alter, or impair energy transition charges that are to be imposed, collected, and remitted for the benefit of the bondholders and other financing parties until any and all principal, interest, premium, financing costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related energy transition bonds have been paid and performed in full.

(2) Nothing in this Subsection [Section 1279B of the Securitization Act] shall preclude limitation or alteration if and when full compensation is made by law for the full protection of the energy transition charges imposed, charged, and collected pursuant to a financing order and full protection of the holders of energy transition bonds and any assignee or financing party.”

In addition, the Financing Order provides that the Louisiana Commission “covenants, pledges, and agrees it thereafter shall not amend, modify, or terminate th[e] Financing Order by any subsequent action or reduce, impair, postpone, terminate, or otherwise adjust the energy transition charges approved in th[e] Financing Order, or in any way reduce or impair the value of the energy transition property created by th[e] Financing Order, except as may be contemplated by a refinancing authorized in strict accordance with the Securitization Act by a subsequent order of the Commission or by the periodic true-up adjustments authorized by th[e] Financing Order, until the indefeasible payment in full of the energy transition bonds, any ancillary agreements, and the related financing costs.”

The Issuer acknowledges that the purchase of this Tranche A-1 Energy Transition Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledges by the State of Louisiana, the Legislature of Louisiana and the Louisiana Commission.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-1 Energy Transition Bond may be registered on the Energy Transition Bond Register upon surrender of this Tranche A-1 Energy Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-1 Energy Transition Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Tranche A-1 Energy Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

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Each Holder, by acceptance of a Tranche A-1 Energy Transition Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-1 Energy Transition Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Cleco Power) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Cleco Power) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Tranche A-1 Energy Transition Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Tranche A-1 Energy Transition Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-1 Energy Transition Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-1 Energy Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-1 Energy Transition Bond and for all other purposes whatsoever, whether or not this Tranche A-1 Energy Transition Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Series 2025-A Energy Transition Bonds at the time outstanding of each tranche to be affected and upon the satisfaction of the Rating Agency Condition and the Louisiana Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Series 2025-A Energy Transition Bonds, on behalf of the Holders of all the Series 2025-A Energy Transition Bonds, with the satisfaction of the Louisiana Commission Condition, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Tranche A-1 Energy Transition Bond (or any one of more Predecessor Tranche A-1 Energy Transition Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-1 Energy Transition Bond and of any Tranche A-1 Energy Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-1 Energy Transition Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders issued thereunder, but with the satisfaction of the Louisiana Commission Condition.

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The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Series 2025-A Energy Transition Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-1 Energy Transition Bond.

The term “Issuer” as used in this Tranche A-1 Energy Transition Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-1 Energy Transition Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Tranche A-1 Energy Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of Louisiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Tranche A-1 Energy Transition Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-1 Energy Transition Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 Energy Transition Bond, by acquiring any Tranche A-1 Energy Transition Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-1 Energy Transition Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Trust Estate and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-1 Energy Transition Bonds are outstanding, agree to treat the Tranche A-1 Energy Transition Bonds as indebtedness of the sole owner of the Issuer secured by the Trust Estate unless otherwise required by appropriate taxing authorities.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 Energy Transition Bond, by acquiring any Tranche A-1 Energy Transition Bond or interest therein, expressly agree to be bound by the Intercreditor Agreement.

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ABBREVIATIONS

The following abbreviations, when used above on this Series 2025-A Energy Transition Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	___________________ Custodian ______________________ (Custodian) (minor)
Under Uniform Gifts to Minor Act (____________________) (State)

Additional abbreviations may also be used though not in the above list.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-1 Energy Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Tranche A-1 Energy Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________	______________________________________ Signature Guaranteed:
______________________________________

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-1 Energy Transition Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

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EXHIBIT B
TO SERIES SUPPLEMENT

FORM OF TRANCHE A-2 OF SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BONDS

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF LOUISIANA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS TRANCHE A-2 SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BOND

No. {_____}	${__________}
Tranche A-2	CUSIP No.: 185516 AB7

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THE PRINCIPAL OF THIS SERIES 2025-A, TRANCHE A-2 SENIOR SECURED ENERGY TRANSITION BOND, (THIS “ENERGY TRANSITION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS ENERGY TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS ENERGY TRANSITION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE TRUST ESTATE, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS ENERGY TRANSITION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS ENERGY TRANSITION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS ENERGY TRANSITION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.
CLECO SECURITIZATION II LLC
SERIES 2025-A SENIOR SECURED ENERGY TRANSITION BONDS, TRANCHE A-2

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
5.346%	$205,000,000.00	June 1, 2045	June 1, 2047

Cleco Securitization II LLC, a limited liability company created under the laws of the State of Louisiana (herein referred to as the “Issuer”), for value received, hereby promises to pay to {__________}, or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each June 1 and December 1 or, if any such day is not a Business Day, the next Business Day, commencing on December 1, 2025 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Energy Transition Bond.  Interest on this Energy Transition Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Energy Transition Bond shall be paid in the manner specified below.

The principal of and interest on this Energy Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Energy Transition Bond shall be applied first to interest due and payable on this Energy Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Energy Transition Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this Energy Transition Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: {__________}, 20{__}	CLECO SECURITIZATION II LLC,
as Issuer

By:
Name:
Title:

Signature Page to Tranche A-2 Global Note

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: {__________}, 20{__}

This is one of the Series 2025-A, Tranche A-2 Senior Secured Energy Transition Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
Name:
Title:

Signature Page to Tranche A-2 Global Note

This Senior Secured Energy Transition Bond, Series 2025-A, tranche A-2 is one of a duly authorized issue of Series 2025-A Senior Secured Energy Transition Bonds of the Issuer (herein called the “Series 2025-A Bonds”), which Series are issuable in one or more tranches.  The Series 2025-A Bonds consist of two tranches, including the Tranche A-2 Series 2025-A Senior Secured Energy Transition Bonds, which include this Senior Secured Energy Transition Bond (herein called the “Tranche A-2 Energy Transition Bonds”), all issued and to be issued under that certain Indenture dated as of March 12, 2025 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Series 2025-A Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of March 12, 2025 between the Issuer and the Indenture Trustee.  All terms used in this Tranche A-2 Energy Transition Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All tranches of the Series 2025-A Bonds are equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-2 Energy Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series 2025-A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Series 2025-A Bonds have declared the Series 2025-A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Tranche A-2 Energy Transition Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Series 2025-A Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Series 2025-A Bonds representing a majority of the Outstanding Amount of the Series 2025-A Bonds have declared the Series 2025-A Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Tranche A-2 Energy Transition Bonds shall be made pro rata to the Holders of the Tranche A-2 Energy Transition Bonds entitled thereto based on the respective principal amounts of the Tranche A-2 Energy Transition Bonds held by them.

Payments of interest on this Tranche A-2 Energy Transition Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-2 Energy Transition Bond (or one or more Predecessor Tranche A-2 Energy Transition Bonds) on the Energy Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Energy Transition Bond evidencing this Tranche A-2 Energy Transition Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-2 Energy Transition Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Energy Transition Bond evidencing this Tranche A-2 Energy Transition Bond unless and until such Global Energy Transition Bond is exchanged for Definitive Energy Transition Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-2 Energy Transition Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Energy Transition Bond Register as of the applicable Record Date without requiring that this Tranche A-2 Energy Transition Bond be submitted for notation of payment.  Any reduction in the principal amount of this Tranche A-2 Energy Transition Bond (or any one or more Predecessor Tranche A-2 Energy Transition Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-2 Energy Transition Bond and of any Tranche A-2 Energy Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-2 Energy Transition Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-2 Energy Transition Bond and shall specify the place where this Tranche A-2 Energy Transition Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Tranche A-2 Energy Transition Bond is an “energy transition bond” as such term is defined in the Securitization Act.  Principal and interest on this Tranche A-2 Energy Transition Bond are payable from and secured primarily by the Energy Transition Property authorized by the Financing Order.

The Securitization Act provides that the State of Louisiana and the Legislature of Louisiana “each pledge to and agree with bondholders, the owners of the energy transition property, and other financing parties that, until the financing costs and the energy transition bonds and any ancillary agreements have been paid and performed in full, the state and the Legislature of Louisiana shall not do any of the following:

(a) Alter the provisions of this Part [the Securitization Act] that authorize the commission to create an irrevocable contract right by the issuance of a financing order, to create energy transition property, and to make the energy transition charges imposed by a financing order irrevocable, binding, and nonbypassable charges.

(b) Take or permit any action that impairs or would impair the value of energy transition property.

(c) Take or permit any action that impairs or would impair the rights and remedies of the issuer, any other assignee, such bondholders or other financing parities, or the security for the energy transition bonds or ancillary agreements.

(d) Except as provided for in this Section [Section 1279 of the Securitization Act] and except for adjustments under any true-up mechanism established by the commission, reduce, alter, or impair energy transition charges that are to be imposed, collected, and remitted for the benefit of the bondholders and other financing parties until any and all principal, interest, premium, financing costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related energy transition bonds have been paid and performed in full.

(2) Nothing in this Subsection [Section 1279B of the Securitization Act] shall preclude limitation or alteration if and when full compensation is made by law for the full protection of the energy transition charges imposed, charged, and collected pursuant to a financing order and full protection of the holders of energy transition bonds and any assignee or financing party.”

In addition, the Financing Order provides that the Louisiana Commission “covenants, pledges, and agrees it thereafter shall not amend, modify, or terminate th[e] Financing Order by any subsequent action or reduce, impair, postpone, terminate, or otherwise adjust the energy transition charges approved in th[e] Financing Order, or in any way reduce or impair the value of the energy transition property created by th[e] Financing Order, except as may be contemplated by a refinancing authorized in strict accordance with the Securitization Act by a subsequent order of the Commission or by the periodic true-up adjustments authorized by th[e] Financing Order, until the indefeasible payment in full of the energy transition bonds, any ancillary agreements, and the related financing costs.”

The Issuer acknowledges that the purchase of this Tranche A-2 Energy Transition Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledges by the State of Louisiana, the Legislature of Louisiana and the Louisiana Commission.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-2 Energy Transition Bond may be registered on the Energy Transition Bond Register upon surrender of this Tranche A-2 Energy Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-2 Energy Transition Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Tranche A-2 Energy Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-2 Energy Transition Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-2 Energy Transition Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Cleco Power) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Cleco Power) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Tranche A-2 Energy Transition Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Tranche A-2 Energy Transition Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-2 Energy Transition Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-2 Energy Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-2 Energy Transition Bond and for all other purposes whatsoever, whether or not this Tranche A-2 Energy Transition Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Series 2025-A Energy Transition Bonds at the time outstanding of each tranche to be affected and upon the satisfaction of the Rating Agency Condition and the Louisiana Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Series 2025-A Energy Transition Bonds, on behalf of the Holders of all the Series 2025-A Energy Transition Bonds, with the satisfaction of the Louisiana Commission Condition, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Tranche A-2 Energy Transition Bond (or any one of more Predecessor Tranche A-2 Energy Transition Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-2 Energy Transition Bond and of any Tranche A-2 Energy Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-2 Energy Transition Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders issued thereunder, but with the satisfaction of the Louisiana Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Series 2025-A Energy Transition Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-2 Energy Transition Bond.

The term “Issuer” as used in this Tranche A-2 Energy Transition Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-2 Energy Transition Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Tranche A-2 Energy Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of Louisiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Tranche A-2 Energy Transition Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-2 Energy Transition Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 Energy Transition Bond, by acquiring any Tranche A-2 Energy Transition Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-2 Energy Transition Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Trust Estate and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-2 Energy Transition Bonds are outstanding, agree to treat the Tranche A-2 Energy Transition Bonds as indebtedness of the sole owner of the Issuer secured by the Trust Estate unless otherwise required by appropriate taxing authorities.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 Energy Transition Bond, by acquiring any Tranche A-2 Energy Transition Bond or interest therein, expressly agree to be bound by the Intercreditor Agreement.

ABBREVIATIONS

The following abbreviations, when used above on this Series 2025-A Energy Transition Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	___________________ Custodian ______________________ (Custodian) (minor)
Under Uniform Gifts to Minor Act (____________________) (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-2 Energy Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Tranche A-2 Energy Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________	______________________________________ Signature Guaranteed:
______________________________________

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-2 Energy Transition Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.